UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Securian AM Real Asset Income Fund

(Institutional Class: VSDIX)

Securian AM Balanced Stabilization Fund

(Institutional Class: VVMIX)

Securian AM Equity Stabilization Fund

(Institutional Class: VMEIX)

ANNUAL REPORT

AUGUST 31, 2021

Securian AM Funds

Each a series of Investment Managers Series Trust

Table of Contents
Shareholder Letter	1
Fund Performance	14
Schedule of Investments	20
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	39
Financial Highlights	42
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	62
Supplemental Information	64
Expense Examples	70

This report and the financial statements contained herein are provided for the general information of the shareholders of the Securian AM Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101-2098 1-800-665-6005 securianam.com

October 12, 2021

Securian AM Real Asset Income Fund

Annual Report Letter 9/01/2020 – 8/31/2021

Managers:

Joseph Betlej, CFA; Lowell Bolken, CFA; Craig Stapleton, CFA

Securian Asset Management, Inc.

FUND PERFORMANCE UPDATE

For the 12-month period ending August 31, 2021, the return for the Securian AM Real Asset Income Fund’s (the “RAI Fund”) Institutional Class was 30.05%, outperforming the Morningstar U.S. Real Asset Total Return Index (MSAAURT) at 20.54%, and underperforming the RAI Fund secondary benchmark return of 32.96%. The RAI Fund’s secondary benchmark, the Securian AM Real Asset Income Benchmark, is a custom benchmark for the RAI Fund, developed by Securian Asset Management. For additional comparison, the S&P 500 Index (dividend adjusted) was up 31.17% during the same period. The RAI Fund’s dividend yield and volatility relative to the S&P 500 Index was consistent with expectations.

The time period tracked a rebound in the markets driven by “re-openings” as lockdowns were lifted and COVID vaccination progress proceeded across the country. U.S. Gross Domestic Product (“GDP”) rebounded from a record contraction of -31.2% in the second quarter of 2020 to +33.8% in the third quarter of 2020, reflecting rapid reactions to the eased restrictions. The year over year quarterly growth comparisons began to normalize in 2021 yet were still elevated (second quarter 2021 GDP growth was 6.6%). Despite the extended unemployment benefit drag, the employment picture strengthened as weekly unemployment claims dipped below 400,000 and the unemployment rate made steady progress downward, settling into the low-5’s. The Federal Reserve (“Fed”) continued its asset purchases but has begun to signal shifting sentiment towards tapering at some point in the future. To date, Fed Chairman Powell still regards the inflation picture as largely transitory. The August 2021 Consumer Price Index (“CPI”) print below previous month would seem to support that view, yet supply bottlenecks have yet to be worked through globally. The wildcard continues to be China, where a slowdown appears to be on the horizon.

Driven by anticipation of a turnaround in all modes of travel, energy infrastructure stocks swiftly overtook the broader market returns in the past year, ending the period with a +54.80% total return (as represented by the Alerian MLP Total Return Index) vs the S&P 500 at +31.17%. Real Estate Investment Trusts (“REITs”) were more uneven given the unique mixture of sectors and thus the respective timing of recovery. As an example, hotels and retail were slower to recover than industrial and single family rentals. That changed as different layers of the economy showed green shoots and investors began to bring forward anticipated income growth. Year-to-date through 8/31/2021, REITs , as represented by the FTSE NAREIT Equity REITs Index, have outperformed the S&P 500, though they did underperform over the time period. Utilities were also a more complex story – as a traditionally defensive play, the initial pull back in electricity demand was a headwind to stocks, but then did later display a defensive rally early in third quarter 2021. The sector has lagged since then, owing to the bullish momentum in the broader markets.

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The result was Fund outperformance during this post-COVID period relative to the MSAAURT, and an underperformance versus the secondary benchmark. Throughout this time period, our discipline favored increasing the weight to energy infrastructure to an eventual overweight. This helped mitigate the energy infrastructure underperformance versus the secondary benchmark, particularly through the investment in C-Corps. REITs were an underweight for most of the period as many constituents reduced or curtailed their dividends. This underweight going into 2021 contributed to underperformance vs the secondary benchmark due to the REIT rally as referenced above. The fixed income portfolio in the Fund outperformed versus the secondary benchmark, as new investments to replace maturities were intentionally avoided, reducing its weight relative to equities as the latter demonstrated elevated performance in 2021. A slight overweight to preferred stocks versus the secondary benchmark was put in place largely to boost portfolio yield but resulted in a minor underperformance for the sector.

STRATEGY UPDATE

As the conversation turns to inflationary risk, the emphasis on cash flow growth, perceivably flowing through to dividend/distribution growth, became paramount. This dovetailed nicely with the infrastructure names, as the midstream companies have been disciplined by the market to prioritize free cash flow, focused capital expenditures, and timely share buybacks. Those that adopted those strategies were a focus for investment. For REITS, the lagged recovery sectors such as retail and hotels were emphasized with the anticipation of heightened year-over-year cash flow growth and eventual dividend increases. Residential (multifamily and single family rentals) and self-storage were also emphasized as outsized demand growth has led to overall superior growth prospects in the medium term. Security selection in utilities was directed towards companies with either service territories with projected demand growth and/or turnaround stories. Overall utility sector weighting remains above target as a defensive posture as we enter a period of potential uncertainty towards year-end. Emphasis for both energy infrastructure and utilities was placed on energy transition and renewable industry leaders.

Also mindful of inflation, fixed income exposure has been reduced. To partially offset the overall volatility reducing aspect of this asset class, holdings in preferred securities have been increased above target, which may also help boost current income yields.

OUTLOOK

The outsized GDP growth may be in the rearview mirror for now, as many estimates for third quarter 2021 have come down, notably the Atlanta Fed estimate was reduced to 3.6% versus 5.1% on August 27, 2021. As mentioned, China remains a wildcard, yet to the extent that global contagion ensues from the current uncertainty cannot be determined. Also uncertain is the timing of a proposed infrastructure bill being debated in the U.S. Congress, which may or may not be accompanied by a large tax increase package as a funding mechanism. Finally, COVID variants may impede the economic progress recovered to date if restrictions once again are put into place.

Despite the above, we are cautiously optimistic regarding the real asset sectors. As of this writing, natural gas demand globally is mushrooming, as fear of winter shortages in Europe and the U.K. are pressuring spot prices upward. U.S. utilities are in the early innings of introducing new renewable assets with regulatory acquiescence, paired with the green light to spend needed investments in the grid to do so. Many REIT sectors are also in the crosshairs of demand given the housing shortage and the home shopping/work-from-home phenomenon (data centers, industrial/logistics, wireless towers, self storage). Consistent with our long-term investment history, we expect to position the portfolio in quality companies with strong balance sheets, disciplined capital investment, and above average dividend coverage to position the portfolio for potentially better performance ahead.

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

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An investment in the Fund is subject to risk, including the possible loss of the principal amount invested and including, but not limited to, the following risks: Market Turbulence Resulting from COVID-19. The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Real Estate Securities Risk: These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Small-Cap and Mid-Cap Companies Risk: Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Fund may invest in smaller or medium-sized companies, which involve additional risks such as limited liquidity and greater volatility than large companies. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. ETF/ETN Risk: The Fund may invest in ETFs and ETNs, which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. MLP Tax Risk: MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. Options/Futures Contracts Risk: The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. Leverage Risk: Covered calls may limit the upside potential of the underlying security. TIPS Risk: Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Diversification does not assure a profit or protect against loss in a declining market.

Cash flow is the total amount of money being transferred into and out of a business, especially as affecting liquidity. Consumer Price Index measures the average change in prices over time that consumers pay for a basket of goods and services. Dividend yield is a financial ratio (dividend/price) that shows how much a company pays out in dividends relative to its price. Free cash flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

The Securian AM Real Asset Income Benchmark is a custom benchmark that is aligned with the Fund’s Principal Investment Strategy and is comprised of the following existing industry benchmarks: 54% FTSE NAREIT Equity REITs Index; 12% S&P 500 Utilities Index, 12% Alerian MLP Total Return Index; 12% Bloomberg US Treasury Inflation-Linked Bond Index; and 10% FTSE NAREIT Preferred Stock Index. The FTSE NAREIT Equity REITs Index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs and is free-float weighted. The S&P 500® Index consists of 500 large cap common stocks which together represents approximately 80% of the total U.S. stock market. It is a float-adjusted market-weighted index (stock price times float-adjusted shares outstanding), with each stock affecting the index proportion to its market value. S&P 500 Utilities Index is an index of those companies included in the S&P 500 that are classified as members of the GICS (registered symbol) utilities sector. Alerian MLP Total Return Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) Bloomberg U.S. Treasury Inflation-Linked Bond index is an index that includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity of index rebalancing date, with an issue size equal to or in excess of $500 million. FTSE NAREIT Preferred Stock Index is an index composed exclusively of preferred shares and depository shares designed to track the performance of preferred securities issued in the U.S. markets by Real Estate Investment Trusts (REITs). The Morningstar® US Real Asset Total Return Index is a diversified portfolio of four different asset classes that have historically displayed high sensitivity to inflation. The index provides an appropriate benchmark for real return strategies and allows investors to control their exposure to inflation by adding a broad spectrum of inflation-hedged assets to portfolios. One cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

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Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101-2098 1-800-665-6005 securianam.com

October 11, 2021

Securian AM Balanced Stabilization Fund

Annual Report Letter 9/01/2020 – 8/31/2021

Managers:

Craig Stapleton, CFA; Jeremy Gogos, CFA; Merlin Erickson Securian AM

FUND PERFORMANCE UPDATE

For the period beginning September 1, 2020 and ending August 31, 2021, the Balanced Stabilization Fund (the “Fund”) Institutional Class returned 15.16%, underperforming the Securian AM Balanced Stabilization Benchmark return of 17.93%.

The Fund had a realized volatility, as measured by its standard deviation of daily returns, of 8.96%, compared to the benchmark’s realized volatility of 9.07%.

The Securian AM Balanced Stabilization Benchmark is a custom benchmark for the Fund developed by Securian Asset Management.

For comparison, the S&P 500 Index (dividend adjusted) was up 31.17% with a volatility of 15.00% over the same period.

STRATEGY

At its core, the Fund targets a 60/40 portfolio of domestic equity and fixed income exposures. This nucleus of bond and equity security positions is then combined with a derivatives overlay that seeks to control the total equity exposure of the Fund. The ultimate objective of the derivatives overlay is to mitigate some of the volatility that equities can introduce to an investment portfolio. Specifically, the Fund endeavors to have an average annualized volatility of approximately 10% or less over an extended period of time. We anticipate achieving this goal primarily by reduced participation during large equity market drawdowns, which have historically been accompanied by elevated volatility. Thus, in oversimplified terms, when equity volatility is high, the Fund will seek to be underweight equities. When equity volatility is average, the Fund will seek to be around 60% equity exposure. Finally, when equity volatility is low, the Fund will seek to be overweight equities-. The Fund has been managed with this method of equity exposure control since inception.

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MARKET SECTORS

During the beginning of the Fund’s fiscal year, markets around the globe were still feeling the impacts of the COVID pandemic, then in its eighth month. While COVID cases domestically were coming down from the peak of the "second wave", areas in Europe went into fresh lockdowns because of rising case counts. And, while Russia had announced the formulation of the Sputnik V vaccine in early August of 2020, the announcement was greeted with skepticism, as no other vaccines were ready at the time. The Federal Reserve had cut its policy rate to near zero much earlier in 2020, and at the same time began aggressively buying fixed income assets to prop up markets. The S&P 500 returned -6.36% over September and October of 2020, and those two months were quite volatile, ranking in the 87th and 83rd percentiles of historical realized volatility, respectively.

In the following month--November of 2020--both Pfizer and Moderna announced that they had developed highly effective vaccines against the original COVID strain. This invention--NOT deployment, merely invention-- of several viable vaccines created an "economic reopening" narrative that led to some truly absurd market behavior. The S&P 500 returned 40.05% from November 1, 2020, through August 31st, 2021. An even stronger demonstration of the market's enchantment with the reopening narrative is the fact that the Russell 2000 returned 43.56% in just four months, November 1, 2020 through February 26, 2021. These exceptionally strong returns manifested themselves against a backdrop of rapidly rising COVID cases in the U.S. during our "third wave." In addition, new COVID variants were beginning to come to light, as was the rancorous partisan debate over the basic science of lockdowns, mask mandates, and vaccinations. This level of return--which on August 31st, 2021 placed the S&P 500 36.97% above its pre-pandemic peak--should induce caution in any investor.

As mentioned, volatility was appreciably above average during the beginning of this fiscal year. As such, the Fund was underweight equities for September through November of 2020. This underweight was the primary driver of the performance lag of the Fund relative to its benchmark, especially in light of the very sharp equity rally in the last two months of 2020.

OUTLOOK

COVID has continued to spread throughout the world population, with about 230 million cases now counted globally, and about 42 million cases in the United States, as of the end of this period. Further, the emergence of concerning virus mutations seems rapid enough to challenge vaccine development and efficacy. For example, the delta variant outbreak is currently spreading in the United States, and is approaching 150,000 cases per day. For reference, the "third wave" peak of early January 2021, was about 250,000 cases per day. Given the interconnected world we live in--existing travel restrictions notwithstanding--and given the extremely low vaccination rates in most of the developing world, it appears that the COVID pandemic is not going to end any time soon. Those who do not yet have immunity, either through vaccination or natural virus exposure, will continue to serve as potential sites for mutation to occur.

Considering the general risk asset performance during the latter portion of this period, the market seems to have decided that COVID will no longer be an issue, and that economic growth and societal stability will continue under the "new normal", whatever that may be. We see a more troubling mosaic:

•	The initial euphoria of the first vaccine developments, along with the historic amount of liquidity provided by central banks globally, have pushed equity markets to new record highs and left equity valuation metrics extremely elevated. For example, as of 07/01/2021, the Shiller Price-Earnings ratio is 37.68, a level only eclipsed by the DotCom bubble of 2000. Similarly, the S&P 500 market-cap-to-US-GDP ratio as of 6/30/2021 was higher than it has ever been.
5

Source: Bloomberg. As of 06/30/2021. The data spans from 06/30/2000 through 06/30/2021.

•	Simultaneously, rates are still near all-time lows, and corporate spreads are near all-time tights. Consider this simple example with the 10-Year US Treasury:
- record low of 0.51% on 08/04/2020
- level of 1.31% as of 08/31/2021
In the event of an equity market panic, and subsequent "flight to quality," if the 10-Year dropped back to its record low, this would produce approximately a 5% return on bonds with a duration of 7 years (ignoring spread movement). In a 60/40 portfolio, this translates to a meager 2.25% gain at the portfolio level. In our view, fixed income assets are unlikely to provide much cushion in the event of a material equity market selloff.

•	As of 8/31/2021, sector-sector correlation across the Global Industry Classification Standard (GICS) sectors within the S&P 500 is quite low, which has suppressed realized volatility to some extent. But we interpret the low correlation across equity sectors as emblematic of true investor uncertainty in which areas of the economy have the best go-forward prospects in this highly ambiguous time.

Source: Bloomberg. As of 08/31/2021. The data spans from 01/09/2002 through 08/31/2021.

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•	The Federal Reserve has painted itself into a tight corner. As of 07/31/2021, inflation is as high as it has been in more than a decade, and official monetary policy is still locked into keeping short rates near zero and maintaining some level of asset purchases. While we agree with the more subdued inflation expectations that have come out as of late, the market is still calling for inflation well above what it was pre-pandemic. And as such, the Fed may have to tighten monetary policy in the face of an overvalued equity market, and record levels of debt outstanding in both the corporate and government sectors.

Source: Bloomberg. As of 08/31/2021. Data spans from 12/31/2009 through 08/31/2021. Core inflation represented by Personal Consumption Expenditures rate (PCE) and Market Inflation Expectations represented by the U.S. 5-year breakeven rate; the difference between Treasury yields and inflation-indexed bonds of the same duration.

In short, we believe the current risk asset debate should be less focused on the minutiae of whether a particular sector or factor will outperform, and it should be more focused on how central banks can possibly extricate themselves from supporting the markets while essentially every risk asset is in a bubble, and while a global pandemic continues to play out.

As always, we will continue to use our volatility metrics to inform the equity allocation of the Fund. We will aim to de-risk when we believe volatility will be high and aim to re-risk when we believe volatility will be low.

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of the principal amount invested and including, but not limited to, the following risks: Market Turbulence Resulting from COVID-19: The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Managed Volatility Strategy Risk: The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole, and they could be more volatile. Fixed Income Securities Risks: Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Derivatives Risk: Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented to more traditional investments. Rule 144A Securities Risk: The Fund may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund, particularly during times of market turmoil. Short Sales Risk: In connection with establishing a short position in an instrument, the Fund is subject to the risk that they may not always be able to borrow the instrument, or to close out a short position at a particular time or at an acceptable price. ETF Risk: The market price of an ETF fluctuates based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. ETN Risk: ETNs are unsecured debt obligations and are subject to the credit risk of their issuers and will lose value if the issuer goes bankrupt. ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political, and geographic events. The market price of ETNs fluctuates as their returns fluctuate and as the level of supply and demand for the ETNs change.

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The Securian AM Balanced Stabilization Benchmark consists of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The S&P 500® Index consists of 500 large cap common stocks which together represents approximately 80% of the total U.S. stock market. It is a float-adjusted market-weighted index (stock price times float-adjusted shares outstanding), with each stock affecting the index proportion to its market value. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The Russell 2000 is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. It is not possible to invest directly in an index.

Correlation is a statistic that measures the degree to which two securities move in relation to each other. Spread refers to the difference between two prices, rates, or yields. Standard deviation is a measure of how much an investment's returns can vary from its average return. It is a measure of volatility and, in turn, risk.

The Shiller Price to Earnings ratio (P/E ratio) is a valuation measure of the S&P 500 equity market. It is calculated by dividing stock price by the average of ten years of earnings of the company, adjusted for inflation.

The S&P 500 Market Cap to U.S. GDP ratio is a measure of the total value of publicly-traded stocks, divided by the country’s gross domestic product (GDP).

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

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Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101-2098 1-800-665-6005 securianam.com

October 11, 2021

Securian AM Equity Stabilization Fund

Annual Report Letter 9/01/2020 – 8/31/2021

Managers:

Craig Stapleton, CFA; Jeremy Gogos, CFA; Merlin Erickson

Securian Asset Management

FUND PERFORMANCE UPDATE

For the period September 1, 2020 and ending August 31, 2021, the Equity Stabilization Fund (the Fund) Institutional Class returned 14.19%, underperforming the S&P 500 Index which returned 31.17% and the MSCI All Cap World Index return of 28.64%.

The MSCI All Cap World Index has been the Fund’s secondary benchmark effective September 8, 2020. The prior secondary benchmark was the Securian AM MVE Benchmark, a custom benchmark developed by Securian Asset Management. The return of the prior secondary benchmark for the period covered by this annual letter was 14.44%.

The Fund had a realized volatility, as measured by its standard deviation of daily returns, of 9.21%, as compared to the secondary Benchmark’s realized volatility of 12.17%. The previous custom benchmark’s volatility was 7.91% for the same period. The S&P 500 Index (dividend adjusted) volatility was 15.00% over the same period.

STRATEGY

At its core, the Fund is a portfolio of domestic and international low volatility equities. This nucleus of bond and equity security positions is then combined with a derivatives overlay that seeks to control the total equity exposure of the Fund. The ultimate objective of the derivatives overlay is to mitigate some of the volatility that equities can introduce to an investment portfolio. Specifically, the Fund endeavors to have an average annualized volatility of approximately 10% or less over an extended period of time. We anticipate achieving this goal primarily by reduced participation during large equity market drawdowns, which have historically been accompanied by elevated volatility. Thus, in oversimplified terms, when equity volatility is high, the Fund will seek to be underweight equities. When equity volatility is average, the Fund will seek to be around 80% equity exposure. Finally, when equity volatility is low, the Fund will seek to approach 100% equity exposure. The Fund has been managed with this method of equity exposure control since inception.

MARKET SECTORS

During the beginning of the Fund’s fiscal year, markets around the globe were still feeling the impacts of the COVID pandemic, then in its eighth month. While COVID cases domestically were coming down from the peak of the "second wave," areas in Europe went into fresh lockdowns because of rising case counts. And, while Russia had announced the formulation of the Sputnik V vaccine in early August of 2020, the announcement was greeted with skepticism, as no other vaccines were ready at the time. The Federal Reserve had cut its policy rate to near zero much earlier in 2020, and at the same time began aggressively buying fixed income assets to prop up markets. The S&P 500 returned -6.36% over September and October of 2020, and those two months were quite volatile, ranking in the 87th and 83rd percentiles of historical realized volatility, respectively.

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In the following month--November of 2020--both Pfizer and Moderna announced that they had developed highly effective vaccines against the original COVID strain. This invention--NOT deployment, merely invention-- of several viable vaccines created an "economic reopening" narrative that led to some truly absurd market behavior. The S&P 500 returned 40.05% from November 1, 2020, through August 31st 2021. An even stronger demonstration of the market's enchantment with the reopening narrative is the fact that the Russell 2000 returned 43.56% in just four months, November 1, 2020 through February 26, 2021. These exceptionally strong returns manifested themselves against a backdrop of rapidly rising COVID cases in the US during our "third wave". In addition, new COVID variants were beginning to come to light, as was the rancorous partisan debate over the basic science of lockdowns, mask mandates, and vaccinations. This level of return--which on August 31st, 2021 placed the S&P 500 36.97% above its pre-pandemic peak--should induce caution in any investor.

In relative terms, low volatility equity fared poorly in this period. In the first two months of the period, before the Pfizer and Moderna vaccines were announced, low volatility modestly outperformed the broad market. As mentioned, the S&P 500 was down -6.36% over September and October of 2020, but domestic low volatility equity, as measured by the MSCI USA Minimum Volatility Total Return Index, was only down -5.00%. A similar situation played out in international developed markets. But in the reopening euphoria, low volatility equity lagged, with domestic low volatility equity returning 27.72% from November 1, 2020 through August 31st 2021. This return trailed the S&P 500's aforementioned 40.05% by 12.33%. And again, a similar narrative played out internationally.

As mentioned, volatility was appreciably above average during the beginning of the Fund’s fiscal year. As such, the Fund was underweight equities for September through November of 2020. This underweight was the primary driver of the performance lag of the Fund relative to its benchmark, especially in light of the very sharp equity rally in the last two months of 2020.

OUTLOOK

COVID has continued to spread throughout the world population, with about 230 million cases now counted globally, and about 42 million cases in the United States, as of the end of this period. Further, the emergence of concerning virus mutations seems rapid enough to challenge vaccine development and efficacy. For example, the delta variant outbreak is currently spreading in the United States, and is approaching 150,000 cases per day. For reference, the "third wave" peak of early January 2021, was about 250,000 cases per day. Given the interconnected world we live in--existing travel restrictions notwithstanding--and given the extremely low vaccination rates in most of the developing world, it appears that the COVID pandemic is not going to end any time soon. Those who do not yet have immunity, either through vaccination or natural virus exposure, will continue to serve as potential sites for mutation to occur.

Considering the general risk asset performance during the latter portion of this period, the market seems to have decided that COVID will no longer be an issue, and that economic growth and societal stability will continue under the "new normal," whatever that may be. We see a more troubling mosaic:

•	The initial euphoria of the first vaccine developments, along with the historic amount of liquidity provided by central banks globally, have pushed equity markets to new record highs and left equity valuation metrics extremely elevated. For example, as of 07/01/2021, the Shiller Price-Earnings ratio is 37.68, a level only eclipsed by the DotCom bubble of 2000. Similarly, the S&P 500 market-cap-to-US-GDP ratio as of 6/30/2021 was higher than it has ever been.
10

Source: Bloomberg. As of 06/30/2021. The data spans from 06/30/2000 through 06/30/2021.

•	Simultaneously, rates are still near all-time lows, and corporate spreads are near all-time tights. Consider this simple example with the 10-Year US Treasury:

- record low of 0.51% on 08/04/2020

- level of 1.31% as of 08/31/2021

In the event of an equity market panic, and subsequent "flight to quality," if the 10-Year dropped back to its record low, this would produce approximately a 5% return on bonds with a duration of 7 years (ignoring spread movement). In a 60/40 portfolio, this translates to a meager 2.25% gain at the portfolio level. In our view, fixed income assets are unlikely to provide much cushion in the event of a material equity market selloff.

•	As of 8/31/2021, sector-sector correlation across the Global Industry Classification Standard (GICS) sectors within the S&P 500 is quite low, which has suppressed realized volatility to some extent. But we interpret the low correlation across equity sectors as emblematic of true investor uncertainty in which areas of the economy have the best go-forward prospects in this highly ambiguous time.

Source: Bloomberg. As of 08/31/2021. The data spans from 01/09/2002 through 08/31/2021.

11

•	The Federal Reserve has painted itself into a tight corner. As of 07/31/2021, inflation is as high as it has been in more than a decade, and official monetary policy is still locked into keeping short rates near zero and maintaining some level of asset purchases. While we agree with the more subdued inflation expectations that have come out as of late, the market is still calling for inflation well above what it was pre-pandemic. And as such, the Fed may have to tighten monetary policy in the face of an overvalued equity market, and record levels of debt outstanding in both the corporate and government sectors.

Source: Bloomberg. As of 08/31/2021. Data spans from 12/31/2009 through 08/31/2021. Core inflation represented by Personal Consumption Expenditures rate (PCE) and Market Inflation Expectations represented by the U.S. 5-year breakeven rate; the difference between Treasury yields and inflation-indexed bonds of the same duration.

In short, we believe the current risk asset debate should be less focused on the minutiae of whether a particular sector or factor will outperform, and it should be more focused on how central banks can possibly extricate themselves from supporting the markets while essentially every risk asset is in a bubble, and while a global pandemic continues to play out.

As always, we will continue to use our volatility metrics to inform the equity allocation of the Fund. We will aim to de-risk when we believe volatility will be high and aim to re-risk when we believe volatility will be low.

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of the principal amount invested and including, but not limited to, the following risks: Market Turbulence Resulting from COVID-19: The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Managed Volatility Strategy Risk: The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole, and they could be more volatile. Derivatives Risk: Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented to more traditional investments. Liquidity Risk: The Fund may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund, particularly during times of market turmoil. Short Sales Risk: In connection with establishing a short position in an instrument, the Fund are subject to the risk that they may not always be able to borrow the instrument, or to close out a short position at a particular time or at an acceptable price. ETF Risk: The market price of an ETF fluctuates based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.

12

The MSCI All Cap World Index captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The Index covers approximately 85% of the global investable opportunity set. The returns are shown net of foreign dividend withholding taxes. The S&P 500 Index consists of 500 large cap common stocks which together represent approximately 80% of the total U.S. stock market. It is a float-adjusted market-weighted index (stock price times float-adjusted shares outstanding), with each stock affecting the index in proportion to its market value. It is not possible to invest directly in an index. The Securian AM MVE Benchmark consisted of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. S&P 500® Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500. S&P BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index measures the performance of Treasury bills with a maturity of less than three months. The Russell 2000 is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. The MSCI USA Minimum Volatility Total Return Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

Correlation is a statistic that measures the degree to which two securities move in relation to each other. Spread refers to the difference between two prices, rates, or yields. Standard deviation is a measure of how much an investment's returns can vary from its average return. It is a measure of volatility and, in turn, risk.

The Shiller Price to Earnings ratio (P/E ratio) is a valuation measure of the S&P 500 equity market. It is calculated by dividing stock price by the average of ten years of earnings of the company, adjusted for inflation.

The S&P 500 Market Cap to U.S. GDP ratio is a measure of the total value of publicly-traded stocks, divided by the country’s gross domestic product (GDP).

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

13

Securian AM Real Asset Income Fund

FUND PERFORMANCE at August 31, 2021 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund, made at its inception, with a similar investment in the Morningstar US Real Asset Index and the Securian AM Real Asset Income Benchmark Index. Results include the reinvestment of all dividends and capital gains. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morningstar US Real Asset Index is a diversified portfolio of four different asset classes that have historically displayed high sensitivity to inflation. The Securian AM Real Asset Income Benchmark Index is a custom benchmark that is aligned with the Fund’s Principal Investment Strategy and is comprised of the following existing industry benchmarks: 54% FTSE NAREIT Equity REITs Index; 12% S&P 500 Utilities Index, 12% Alerian MLP Total Return Index; 12% Bloomberg US Treasury Inflation-Linked Bond Index; and 10% FTSE NAREIT Preferred Stock Index. The indexes do not reflect expenses, fees or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of August 31, 2021	1 Year	5 Years	Since Inception	Inception Date
Securian AM Real Asset Income Fund	30.05%	4.73%	6.62%	09/12/12
Morningstar US Real Asset Index	20.54%	5.11%	3.38%	N/A
Securian AM Real Asset Income Benchmark Index	32.96%	6.91%	8.08%	N/A

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

The Fund acquired the assets and liabilities of the Securian AM Real Asset Income Fund (formerly, Securian AM Real Asset Income Fund), a series of the Managed Portfolio Series Trust (the “Predecessor Fund”) on December 11, 2020. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to December 11, 2020, reflect the performance of the Predecessor Fund.

14

Securian AM Real Asset Income Fund

FUND PERFORMANCE at August 31, 2021 (Unaudited) - Continued

Gross and net expense ratios for the Institutional Class shares were 1.09% and 0.97%, respectively, which were stated in the current prospectus dated November 12, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of the Fund to ensure that total annual operating expense does not exceed 0.95% of the Fund's average daily net assets. This agreement is in effect until December 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

15

Securian AM Balanced Stabilization Fund

FUND PERFORMANCE at August 31, 2021 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Securian AM Balanced Stabilization Benchmark Index. Results include the reinvestment of all dividends and capital gains. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. The Securian AM Balanced Stabilization Benchmark Index consists of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The indexes do not reflect expenses, fees or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of August 31, 2021	1 Year	5 Years	Since Inception	Inception Date
Securian AM Balanced Stabilization Fund	15.16%	12.03%	11.80%	09/28/15
S&P 500 Index	31.17%	18.02%	18.22%	N/A
Securian AM Balanced Stabilization Benchmark Index	17.93%	12.13%	12.41%	N/A

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

The Fund acquired the assets and liabilities of the Securian AM Balanced Stabilization Fund (formerly, Securian AM Balanced Stabilization Fund), a series of the Managed Portfolio Series Trust (the “Predecessor Fund”) on December 11, 2020. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to December 11, 2020, reflect the performance of the Predecessor Fund.

16

Securian AM Balanced Stabilization Fund

FUND PERFORMANCE at August 31, 2021 (Unaudited) - Continued

Gross and net expense ratios for the Institutional Class shares were 1.07% and 1.01%, respectively, which were stated in the current prospectus dated November 12, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of the Fund to ensure that total annual operating expense does not exceed 0.95% of the Fund's average daily net assets. This agreement is in effect until December 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

17

Securian AM Equity Stabilization Fund

FUND PERFORMANCE at August 31, 2021 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index, MSCI All Country World Index (MSCI ACWI) and Securian AM Equity Stabilization Benchmark Index. Results include the reinvestment of all dividends and capital gains. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. The MSCI ACWI Index captures large to mid-cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The Securian AM Equity Stabilization Benchmark Index consisted of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. The indexes do not reflect expenses, fees or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of August 31, 2021	1 Year	5 Years	Since Inception	Inception Date
Securian AM Equity Stabilization Fund	14.19%	6.20%	6.93%	09/28/15
S&P 500 Index	31.17%	18.02%	18.22%	N/A
MSCI ACWI Index *	28.64%	14.29%	14.24%	N/A
Securian AM Equity Stabilization Benchmark Index	14.44%	8.30%	9.55%	N/A

*	Effective September 8, 2020, the Equity Stabilization Fund changed its secondary performance benchmark from the Securian AM Equity Stabilization Benchmark Index, a blended benchmark comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index, to the MSCI ACWI Index.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

18

Securian AM Equity Stabilization Fund

FUND PERFORMANCE at August 31, 2021 (Unaudited) - Continued

The Fund acquired the assets and liabilities of the Securian AM Equity Stabilization Fund (formerly, Securian AM Equity Stabilization Fund), a series of the Managed Portfolio Series Trust (the “Predecessor Fund”) on December 11, 2020. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to December 11, 2020, reflect the performance of the Predecessor Fund.

Gross and net expense ratios for the Institutional Class shares were 1.39% and 1.12%, respectively, which were stated in the current prospectus dated November 12, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of the Fund to ensure that total annual operating expense does not exceed 0.95% of the Fund's average daily net assets. This agreement is in effect until December 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

19

Securian AM Real Asset Income Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2021

Number of Shares		Value
	CLOSED-END FUNDS — 0.6%
35,122	BlackRock Floating Rate Income Strategies Fund, Inc.	$470,635
	TOTAL CLOSED-END FUNDS
	(Cost $445,487)	470,635
	COMMON STOCKS — 70.5%
	OTHER COMMON STOCKS — 18.1%
	COMMUNICATIONS — 0.3%
4,500	Verizon Communications, Inc.	247,500

	ENERGY — 4.4%
16,600	Baker Hughes Co.	378,148
25,100	DCP Midstream LP	654,106
3,523	DT Midstream, Inc.	163,714
19,600	Enbridge, Inc.[1]	770,476
19,773	Kinder Morgan, Inc.	321,707
24,700	NuStar Energy LP	401,375
5,618	Targa Resources Corp.	246,742
27,200	Williams Cos., Inc.	671,568
		3,607,836

	UTILITIES — 13.4%
33,500	AES Corp.	799,645
3,300	Alliant Energy Corp.	200,607
10,710	American Electric Power Co., Inc.	959,294
6,502	Brookfield Infrastructure Corp. - Class A1	413,527
9,400	Brookfield Infrastructure Partners LP1	530,818
9,812	Brookfield Renewable Corp. - Class A1	429,864
18,900	CenterPoint Energy, Inc.	474,201
26,400	Clearway Energy, Inc. - Class A	785,136
7,600	CMS Energy Corp.	487,388
14,370	Dominion Energy, Inc.	1,118,561
2,247	DTE Energy Co.	270,404
4,700	Duke Energy Corp.	491,902
5,900	Entergy Corp.	652,599
11,700	NextEra Energy, Inc.	982,683
8,000	NRG Energy, Inc.	365,360
7,800	Sempra Energy	1,032,408
11,900	South Jersey Industries, Inc.	295,239
5,200	Southern Co.	341,796
7,600	Vistra Corp.	145,084
1,500	WEC Energy Group, Inc.	141,720
		10,918,236
	TOTAL OTHER COMMON STOCKS
	(Cost $11,867,129)	14,773,572

20

Securian AM Real Asset Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	REIT COMMON STOCKS — 52.4%
	FINANCIAL — 52.4%
11,412	Agree Realty Corp.	$850,765
2,300	Alexandria Real Estate Equities, Inc.	474,651
7,000	American Campus Communities, Inc.	355,950
2,200	American Tower Corp.	642,774
16,600	Americold Realty Trust	609,884
3,400	AvalonBay Communities, Inc.	780,572
14,947	Blackstone Mortgage Trust, Inc. - Class A	490,411
4,300	Boston Properties, Inc.	485,857
6,900	Brixmor Property Group, Inc.	161,805
15,699	Broadstone Net Lease, Inc.	430,153
6,378	Camden Property Trust	956,955
31,360	CareTrust REIT, Inc.	689,606
12,100	Chatham Lodging Trust	145,200
7,360	Community Healthcare Trust, Inc.	357,034
25,110	Corporate Office Properties Trust	707,600
11,900	Cousins Properties, Inc.	458,864
6,500	Crown Castle International Corp.	1,265,485
6,749	CyrusOne, Inc.	519,538
20,300	DiamondRock Hospitality Co.	183,512
10,612	Digital Realty Trust, Inc.	1,739,413
28,400	Easterly Government Properties, Inc.	606,908
1,875	Equinix, Inc.	1,581,469
2,000	Equity LifeStyle Properties, Inc.	170,140
28,700	Essential Properties Realty Trust, Inc.	930,167
3,300	Essex Property Trust, Inc.	1,091,442
6,643	Extra Space Storage, Inc.	1,241,643
13,500	Getty Realty Corp.	427,005
7,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	422,590
32,513	Healthpeak Properties, Inc.	1,170,468
14,300	Highwoods Properties, Inc.	653,367
26,100	Host Hotels & Resorts, Inc.	432,216
28,100	Hudson Pacific Properties, Inc.	741,278
43,000	Independence Realty Trust, Inc.	880,640
23,100	Invitation Homes, Inc.	951,258
11,400	Kilroy Realty Corp.	748,410
33,304	Kimco Realty Corp.	725,694
3,200	Kite Realty Group Trust	64,832
5,700	Life Storage, Inc.	709,308
11,750	MGM Growth Properties LLC - Class A	487,155
3,800	Mid-America Apartment Communities, Inc.	731,006
13,637	National Retail Properties, Inc.	649,257

21

Securian AM Real Asset Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
5,478	Omega Healthcare Investors, Inc.	$183,677
14,400	Pebblebrook Hotel Trust	317,232
23,000	Phillips Edison & Co., Inc.	691,380
32,300	Physicians Realty Trust	597,873
5,400	PotlatchDeltic Corp.	280,530
17,701	Prologis, Inc.	2,383,617
4,300	Public Storage	1,391,523
11,200	Regency Centers Corp.	768,544
18,336	Retail Opportunity Investments Corp.	331,515
19,700	RLJ Lodging Trust	284,271
30,700	Sabra Health Care REIT, Inc.	491,200
6,600	Simon Property Group, Inc.	887,370
25,984	STAG Industrial, Inc.	1,097,824
13,700	Starwood Property Trust, Inc.	353,460
4,598	STORE Capital Corp.	165,850
26,295	Summit Hotel Properties, Inc.	245,069
3,900	Sun Communities, Inc.	785,811
17,400	Sunstone Hotel Investors, Inc.	201,666
21,900	UDR, Inc.	1,183,038
8,300	Ventas, Inc.	464,302
13,400	VICI Properties, Inc.	414,194
16,964	Welltower, Inc.	1,484,859
4,200	Weyerhaeuser Co.	151,200
		42,878,287
	TOTAL REIT COMMON STOCKS
	(Cost $29,255,125)	42,878,287

	TOTAL COMMON STOCKS
	(Cost $41,122,254)	57,651,859

Principal Amount
	CORPORATE BONDS — 0.2%
	UTILITIES — 0.2%
	CenterPoint Energy, Inc.
$200,000	6.125% (3-Month USD Libor+327 basis points)[2,3,4]	211,625
	TOTAL CORPORATE BONDS
	(Cost $200,000)	211,625

Number of Shares
	MASTER LIMITED PARTNERSHIPS — 9.5%
	ENERGY — 8.7%
2,200	Cheniere Energy Partners LP	89,826
121,352	Energy Transfer LP	1,128,573

22

Securian AM Real Asset Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2021

Number of Shares		Value
	MASTER LIMITED PARTNERSHIPS (Continued)
	ENERGY (Continued)
58,584	Enterprise Products Partners LP	$1,304,080
39,982	Genesis Energy LP	315,458
14,101	Magellan Midstream Partners LP	693,910
48,172	MPLX LP	1,354,597
115,000	Plains All American Pipeline LP	1,072,950
1,700	USA Compression Partners LP	25,772
16,656	Viper Energy Partners LP	308,469
39,700	Western Midstream Partners LP	783,678
		7,077,313
	UTILITIES — 0.8%
8,300	NextEra Energy Partners LP	663,419
	TOTAL MASTER LIMITED PARTNERSHIPS
	(Cost $6,205,321)	7,740,732
	PREFERRED STOCKS — 10.3%
	ENERGY — 0.4%
12,400	Energy Transfer LP, 7.625%2,[3,4]	312,232
	FINANCIAL — 8.5%
19,898	American Homes 4 Rent, 5.875%[2,3]	523,318
10,500	Armada Hoffler Properties, Inc., 6.750%[2,3]	292,530
10,732	Centerspace, 6.625%[2,3]	287,349
9,200	Chatham Lodging Trust, 6.625%[2,3]	242,880
10,200	Digital Realty Trust, Inc., 5.200%[2,3]	277,746
8,980	EPR Properties, 5.750%[2,3]	238,239
14,900	Pebblebrook Hotel Trust, 5.700%[2,3]	379,801
17,513	Pebblebrook Hotel Trust, 6.375%[2,3]	442,729
14,900	Pebblebrook Hotel Trust, 6.375%[2,3]	407,813
10,900	PS Business Parks, Inc., 4.875%[2,3]	305,309
13,600	PS Business Parks, Inc., 5.200%[2,3]	346,120
12,300	Public Storage, 4.000%[2,3]	312,420
18,800	Public Storage, 4.875%[2,3]	527,904
608	Public Storage, 5.600%[2,3]	17,036
10,500	Rexford Industrial Realty, Inc., 5.625%[2,3]	293,265
14,800	Saul Centers, Inc., 6.000%[2,3]	423,724
12,800	Saul Centers, Inc., 6.125%[2,3]	349,056
10,800	Summit Hotel Properties, Inc., 6.250%[2,3]	288,036
12,827	Summit Hotel Properties, Inc., 6.450%[2,3]	320,675
15,400	Sunstone Hotel Investors, Inc., 6.125%[2,3]	413,336
9,100	Vornado Realty Trust, 5.250%[2,3]	250,250
		6,939,536

23

Securian AM Real Asset Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2021

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	UTILITIES — 1.4%
14,400	Brookfield Infrastructure Partners LP, 5.000%1,2,3	$364,176
9,700	CMS Energy Corp., 5.875%, 10/15/20782	263,161
7,200	Duke Energy Corp., 5.625%, 9/15/20782	195,552
11,400	Sempra Energy, 5.750%, 7/1/20792	314,070
		1,136,959
	TOTAL PREFERRED STOCKS
	(Cost $7,668,504)	8,388,727

Principal Amount
	U.S. GOVERNMENT SECURITIES — 8.5%
	United States Treasury Inflation Indexed Bonds
$470,692	0.125%, 1/15/2023	488,356
583,570	0.375%, 7/15/2023	617,082
1,229,692	0.125%, 7/15/2024	1,320,092
1,440,950	2.375%, 1/15/2025	1,667,512
458,144	0.375%, 7/15/2025	503,393
628,710	0.625%, 1/15/2026	700,311
826,115	3.875%, 4/15/2029	1,172,069
314,168	2.125%, 2/15/2040	478,227
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $6,336,462)	6,947,042

Number of Shares
	SHORT-TERM INVESTMENTS — 0.5%
412,878	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.03%[5]	412,878
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $412,878)	412,878

	TOTAL INVESTMENTS — 100.1%
	(Cost $62,390,906)	81,823,498
	Liabilities in Excess of Other Assets — (0.1)%	(111,585)
	TOTAL NET ASSETS — 100.0%	$81,711,913

LLC – Limited Liability Company

LP – Limited Partnership

REIT – Real Estate Investment Trusts

[1]	Foreign security denominated in U.S. Dollars.
[2]	Callable.
[3]	Perpetual security. Maturity date is not applicable.
[4]	Variable rate security.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

24

Securian AM Real Asset Income Fund

SUMMARY OF INVESTMENTS

As of August 31, 2021

Security Type/Sector	Percent of Total Net Assets
Closed-End Funds	0.6%
Common Stocks
Other Common Stocks
Utilities	13.4%
Communications	0.3%
Energy	4.4%
REIT Common Stocks
Financial	52.4%
Total Common Stocks	70.5%
Corporate Bonds
Utilities	0.2%
Total Corporate Bonds	0.2%
Master Limited Partnerships
Energy	8.7%
Utilities	0.8%
Total Master Limited Partnerships	9.5%
Preferred Stocks
Financial	8.5%
Utilities	1.4%
Energy	0.4%
Total Preferred Stocks	10.3%
U.S. Government Securities	8.5%
Short-Term Investments	0.5%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

25

Securian AM Balanced Stabilization Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2021

Principal Amount		Value
	CORPORATE BONDS — 16.4%
	BASIC MATERIALS — 0.8%
	Sherwin-Williams Co.
$300,000	3.950%, 1/15/2026[1]	$333,675
	Yara International A.S.A.
250,000	4.750%, 6/1/2028[1,2,3]	293,366
		627,041
	COMMUNICATIONS — 2.7%
	AT&T, Inc.
300,000	4.500%, 5/15/2035[1]	356,301
	Comcast Corp.
327,000	2.937%, 11/1/2056[1,2]	323,011
	E*TRADE Financial Corp.
500,000	2.950%, 8/24/2022[1]	512,268
	Verizon Communications, Inc.
298,000	2.987%, 10/30/2056[1]	288,725
	ViacomCBS, Inc.
300,000	3.500%, 1/15/2025[1]	322,824
	Vodafone Group PLC
250,000	4.125%, 5/30/2025[3]	278,393
		2,081,522
	CONSUMER, CYCLICAL — 0.2%
	British Airways 2013-1 Class A Pass-Through Trust
140,916	4.625%, 12/20/2025[2]	149,337

	CONSUMER, NON-CYCLICAL — 2.0%
	Abbott Laboratories
300,000	4.750%, 4/15/2043[1]	401,580
	CVS Pass-Through Trust
169,365	6.943%, 1/10/2030	205,839
	Global Payments, Inc.
250,000	4.800%, 4/1/2026[1]	285,923
	Takeda Pharmaceutical Co., Ltd.
500,000	5.000%, 11/26/2028[1,3]	603,589
		1,496,931
	ENERGY — 2.3%
	Florida Gas Transmission Co. LLC
300,000	4.350%, 7/15/2025[1,2]	332,929
	ONEOK, Inc.
250,000	4.000%, 7/13/2027[1]	277,807
	Phillips 66
200,000	4.650%, 11/15/2034[1]	236,863
	Valero Energy Corp.
300,000	3.650%, 3/15/2025	324,772

26

Securian AM Balanced Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$250,000	4.350%, 6/1/2028[1]	$282,193
	Williams Cos., Inc.
250,000	3.750%, 6/15/2027[1]	277,988
		1,732,552
	FINANCIAL — 6.1%
	Alexandria Real Estate Equities, Inc.
200,000	4.300%, 1/15/2026[1]	224,646
	Allied World Assurance Co. Holdings Ltd.
250,000	4.350%, 10/29/2025[1,3]	272,627
	American Express Co.
250,000	2.500%, 8/1/2022[1]	254,741
	Assured Guaranty U.S. Holdings, Inc.
200,000	5.000%, 7/1/2024	223,369
	Barclays PLC
200,000	4.375%, 1/12/2026[3]	225,071
	Capital One Financial Corp.
250,000	4.250%, 4/30/2025[1]	278,811
	Essex Portfolio LP
300,000	3.500%, 4/1/2025[1]	324,159
	First American Financial Corp.
200,000	4.600%, 11/15/2024	220,915
	Hanover Insurance Group, Inc.
250,000	4.500%, 4/15/2026[1]	283,063
	Healthcare Trust of America Holdings LP
250,000	3.750%, 7/1/2027[1]	279,055
	Horace Mann Educators Corp.
250,000	4.500%, 12/1/2025[1]	276,628
	Invesco Finance PLC
250,000	3.750%, 1/15/2026[3]	276,654
	Kimco Realty Corp.
250,000	3.400%, 11/1/2022[1]	257,527
	Liberty Mutual Group, Inc.
250,000	4.250%, 6/15/2023[2]	266,038
	Manulife Financial Corp.
250,000	4.150%, 3/4/2026[3]	282,471
	Old Republic International Corp.
200,000	4.875%, 10/1/2024[1]	222,988
	PNC Bank N.A.
250,000	2.450%, 7/28/2022[1]	254,718
	Synchrony Bank
250,000	3.000%, 6/15/2022[1]	254,799
		4,678,280

27

Securian AM Balanced Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	INDUSTRIAL — 1.8%
	General Dynamics Corp.
$250,000	3.500%, 5/15/2025[1]	$273,384
	Kansas City Southern
250,000	4.300%, 5/15/2043[1]	296,118
	Penske Truck Leasing Co. Lp / PTL Finance Corp.
250,000	3.900%, 2/1/2024[1,2]	267,282
	Textron, Inc.
250,000	4.000%, 3/15/2026[1]	278,540
	Tyco Electronics Group S.A.
250,000	3.700%, 2/15/2026[1,3]	275,382
		1,390,706
	TECHNOLOGY — 0.2%
	Hewlett Packard Enterprise Co.
100,000	4.900%, 10/15/2025[1]	113,976

	UTILITIES — 0.3%
	Oglethorpe Power Corp.
200,000	4.250%, 4/1/2046[1]	229,169
	TOTAL CORPORATE BONDS
	(Cost $11,136,018)	12,499,514

Number of Shares
	EXCHANGE-TRADED FUNDS — 56.0%
80,666	iShares Core S&P 500 ETF[4]	36,598,971
45,500	iShares iBoxx $ Investment Grade Corporate Bond ETF	6,156,150
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $22,820,471)	42,755,121

Number of Contracts
	PURCHASED OPTIONS CONTRACTS — 0.1%
	CALL OPTIONS — 0.1%
	CBOE Volatility Index
	Exercise Price: $18.00, Notional Amount: $568,800
316	Expiration Date: September 22, 2021	82,160
	TOTAL CALL OPTIONS
	(Cost $104,079)	82,160
	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $104,079)	82,160

28

Securian AM Balanced Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2021

Principal Amount		Value
	U.S. GOVERNMENT SECURITIES — 4.5%
	United States Treasury Note
$3,400,000	2.625%, 12/15/2021	$3,425,191
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $3,386,597)	3,425,191

Number of Shares
	SHORT-TERM INVESTMENTS — 21.8%
16,686,662	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.03%[5]	16,686,662
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $16,686,662)	16,686,662

	TOTAL INVESTMENTS — 98.8%
	(Cost $54,133,827)	75,448,648
	Other Assets in Excess of Liabilities — 1.2%	898,258
	TOTAL NET ASSETS — 100.0%	$76,346,906

Number of Contracts
	WRITTEN OPTIONS CONTRACTS — (0.0)%
	CALL OPTIONS — (0.0)%
	CBOE Volatility Index
	Exercise Price: $30.00, Notional Amount: $(948,000)
(316)	Expiration Date: September 22, 2021	(23,384)
	TOTAL CALL OPTIONS
	(Proceeds $32,449)	(23,384)
	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $32,449)	$(23,384)

ETF – Exchange-Traded Fund

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,631,963, which represents 2.1% of total net assets of the Fund.
[3]	Foreign security denominated in U.S. Dollars.
[4]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $4,537,100, which represents 5.94% of total net assets of the Fund.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

29

Securian AM Balanced Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2021

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Value at August 31, 2021	Unrealized Appreciation (Depreciation)
99	E-mini S&P 500 Index	September 2021	$21,121,035	$22,376,475	$1,255,440
TOTAL FUTURES CONTRACTS			$21,121,035	$22,376,475	$1,255,440

See accompanying Notes to Financial Statements.

30

Securian AM Balanced Stabilization Fund

SUMMARY OF INVESTMENTS

As of August 31, 2021

Security Type/Sector	Percent of Total Net Assets

Corporate Bonds
Financial	6.1%
Communications	2.7%
Energy	2.3%
Consumer, Non-cyclical	2.0%
Industrial	1.8%
Basic Materials	0.8%
Utilities	0.3%
Consumer, Cyclical	0.2%
Technology	0.2%
Total Corporate Bonds	16.4%
Exchange-Traded Funds	56.0%
Purchased Options Contracts
Call Options	0.1%
Total Purchased Options Contracts	0.1%
U.S. Government Securities	4.5%
Short-Term Investments	21.8%
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

31

Securian AM Equity Stabilization Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2021

Number of Shares		Value
	EXCHANGE-TRADED FUNDS — 89.4%
16,365	BlackRock Short Maturity Bond ETF	$820,623
36,277	iShares Core High Dividend ETF	3,530,115
63,421	iShares MSCI EAFE Min Vol Factor ETF	4,977,914
19,586	iShares MSCI Emerging Markets Min Vol Factor ETF	1,251,153
27,246	iShares MSCI Germany ETF	952,248
82,669	iShares MSCI USA Min Vol Factor ETF[1]	6,419,248
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $11,695,154)	17,951,301

Number of Contracts
	PURCHASED OPTIONS CONTRACTS — 0.1%
	CALL OPTIONS — 0.1%
	CBOE Volatility Index
	Exercise Price: $18.00, Notional Amount: $151,200
84	Expiration Date: September 22, 2021	21,840
	TOTAL CALL OPTIONS
	(Cost $27,556)	21,840
	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $27,556)	21,840

Number of Shares
	SHORT-TERM INVESTMENTS — 10.1%
2,032,242	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.03%[2]	2,032,242
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,032,242)	2,032,242

	TOTAL INVESTMENTS — 99.6%
	(Cost $13,754,952)	20,005,383
	Other Assets in Excess of Liabilities — 0.4%	89,881
	TOTAL NET ASSETS — 100.0%	$20,095,264

Number of Contracts
	WRITTEN OPTIONS CONTRACTS — (0.0)%
	CALL OPTIONS — (0.0)%
	CBOE Volatility Index
	Exercise Price: $30.00, Notional Amount: $(252,000)
(84)	Expiration Date: September 22, 2021	(6,216)
	TOTAL CALL OPTIONS
	(Proceeds $8,512)	(6,216)
	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $8,512)	$(6,216)

32

Securian AM Equity Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2021

ETF – Exchange-Traded Fund

[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $776,500, which represents 3.86% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

33

Securian AM Equity Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2021

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at August 31, 2021	Unrealized Appreciation (Depreciation)
13	E-mini S&P 500 Index	September 2021	$2,753,855	$2,938,325	$184,470
TOTAL FUTURES CONTRACTS			$2,753,855	$2,938,325	$184,470

See accompanying Notes to Financial Statements.

34

Securian AM Equity Stabilization Fund

SUMMARY OF INVESTMENTS

As of August 31, 2021

Security Type/Sector	Percent of Total Net Assets
Exchange-Traded Funds	89.4%
Purchased Options Contracts
Call Options	0.1%
Total Purchased Options Contracts	0.1%
Short-Term Investments	10.1%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

35

STATEMENTS OF ASSETS AND LIABILITIES

As of August 31, 2021

	Securian AM Real Asset Income Fund	Securian AM Balanced Stabilization Fund	Securian AM Equity Stabilization Fund
Assets:
Investments, at cost	$62,390,906	$54,029,748	$13,727,396
Purchased options contracts, at cost	-	104,079	27,556
Investments, at value	$81,823,498	$75,366,488	$19,983,543
Purchased options contracts, at value	-	82,160	21,840
Cash held as collateral for written options contracts	-	925,000	55,027
Receivables:
Investment securities sold	177,517	-	101,172
Fund shares sold	7	4,332	-
Dividends and interest	108,417	131,817	44
Due from Advisor	-	-	217
Prepaid expenses	10,458	17,936	7,928
Total assets	82,119,897	76,527,733	20,169,771

Liabilities:
Written options contracts, proceeds	$-	$32,449	$8,512
Written options contracts, at value	-	23,384	6,216
Payables:
Investment securities purchased	220,591	-	-
Fund shares redeemed	6,398	6	-
Variation margin	-	23,265	3,055
Advisory fees	43,466	39,367	-
Shareholder servicing fees (Note 7)	3,964	1,060	949
Fund services fees	73,280	35,659	16,160
Auditing fees	21,114	19,390	18,800
Shareholder reporting fees	11,619	9,463	7,675
Chief Compliance Officer fees	7,460	7,457	4,457
Trustees' deferred compensation (Note 3)	345	344	325
Trustees' fees and expenses	4,951	4,473	4,742
Accrued other expenses	14,796	16,959	12,128
Total liabilities	407,984	180,827	74,507
Net Assets	$81,711,913	$76,346,906	$20,095,264

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$68,431,891	$54,109,957	$12,751,492
Total distributable earnings	13,280,022	22,236,949	7,343,772
Net Assets	$81,711,913	$76,346,906	$20,095,264

See accompanying Notes to Financial Statements.

36

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of August 31, 2021

	Securian AM Real Asset Income Fund	Securian AM Balanced Stabilization Fund	Securian AM Equity Stabilization Fund
Maximum Offering Price per Share:
Institutional Class Shares:
Net assets applicable to shares outstanding	$81,711,913	$76,346,906	$20,095,264
Shares of beneficial interest issued and outstanding	6,803,243	4,920,642	1,541,592
Redemption price per share	$12.01	$15.52	$13.04

See accompanying Notes to Financial Statements.

37

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2021

	Securian AM Real Asset Income Fund	Securian AM Balanced Stabilization Fund	Securian AM Equity Stabilization Fund
Investment income:
Dividends (net of foreign withholding taxes of $11,513, $0 and $0, respectively)	$1,972,402	$602,734	$445,731
Interest	366,400	558,025	2,908
Total investment income	2,338,802	1,160,759	448,639

Expenses:
Advisory fees	552,127	458,429	143,096
Shareholder servicing fees - Institutional Class (Note 7)	6,054	6,083	5,457
Fund services fees	163,755	116,411	77,186
Registration fees	29,225	23,661	33,251
Shareholder reporting fees	13,879	12,226	9,657
Auditing fees	21,111	19,392	18,799
Chief Compliance Officer fees	13,826	13,826	10,826
Trustees' fees and expenses	13,529	13,030	13,030
Legal fees	15,985	17,836	15,768
Miscellaneous	13,846	13,723	11,223
Insurance fees	2,509	2,409	2,032
Interest expense	-	2,049	-
Total expenses	845,846	699,075	340,325
Advisory fees waived	(184,909)	(110,772)	(143,096)
Other expenses absorbed	-	-	(17,733)
Net expenses	660,937	588,303	179,496
Net investment income	1,677,865	572,456	269,143

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,645,904	82,726	3,248,097
Purchased options contracts	-	(777,882)	(281,220)
Written options contracts	-	386,040	135,039
Futures contracts	-	1,658,950	(386,164)
Foreign currency transactions	108	-	-
Net realized gain	3,646,012	1,349,834	2,715,752
Net change in unrealized appreciation/depreciation on:
Investments	14,018,842	8,036,396	(483,010)
Purchased options contracts	-	85,384	56,842
Written options contracts	-	(2,039)	(5,479)
Futures contracts	-	(65,335)	85,013
Foreign currency translations	(63)	-	-
Net change in unrealized appreciation/depreciation	$14,018,779	$8,054,406	$(346,634)
Net realized and unrealized gain	17,664,791	9,404,240	2,369,118

Net Increase in Net Assets from Operations	$19,342,656	$9,976,696	$2,638,261

See accompanying Notes to Financial Statements.

38

Securian AM Real Asset Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2021[1]	For the Year Ended August 31, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,677,865	$1,387,030
Net realized gain (loss) on investments and foreign currency transactions	3,646,012	(7,710,736)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	14,018,779	(5,059,119)
Net increase (decrease) in net assets resulting from operations	19,342,656	(11,382,825)

Distributions to Shareholders:
Distributions:
Institutional Class	(2,010,964)	(3,350,712)
Total distributions to shareholders	(2,010,964)	(3,350,712)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	714,645	918,760
Reinvestment of distributions:
Institutional Class	1,138,718	1,802,221
Cost of shares redeemed:
Institutional Class	(5,423,635)	(3,733,864)
Net decrease in net assets from capital transactions	(3,570,272)	(1,012,883)

Total increase (decrease) in net assets	13,761,420	(15,746,420)

Net Assets:
Beginning of period	67,950,493	83,696,913
End of period	$81,711,913	$67,950,493
Capital Share Transactions:
Shares sold:
Institutional Class	67,087	86,453
Shares reinvested:
Institutional Class	107,775	167,802
Shares redeemed:
Institutional Class	(529,213)	(336,125)
Net decrease in capital share transactions	(354,351)	(81,870)

[1]	With the Plan of Reorganization with respect to the Securian AM Real Asset Income Fund, Institutional Class shareholders received Institutional Class shares of the newly formed Securian AM Real Asset Income Fund, effective as of the close of business on December 11, 2020. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

39

Securian AM Balanced Stabilization Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2021[1]	For the Year Ended August 31, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$572,456	$1,163,432
Net realized gain on investments, purchased options contracts, written options contracts and futures contracts	1,349,834	905,639
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, written options contracts and futures contracts	8,054,406	6,530,901
Net increase in net assets resulting from operations	9,976,696	8,599,972

Distributions to Shareholders:
Distributions:
Institutional Class	(3,244,211)	(1,807,176)
Total distributions to shareholders	(3,244,211)	(1,807,176)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	2,345,313	3,121,052
Reinvestment of distributions:
Institutional Class	3,207,383	1,779,980
Cost of shares redeemed:
Institutional Class	(2,377,261)	(4,919,785)
Net increase (decrease) in net assets from capital transactions	3,175,435	(18,753)

Total increase in net assets	9,907,920	6,774,043

Net Assets:
Beginning of period	66,438,986	59,664,943
End of period	$76,346,906	$66,438,986
Capital Share Transactions:
Shares sold:
Institutional Class	161,508	238,602
Shares reinvested:
Institutional Class	231,008	137,134
Shares redeemed:
Institutional Class	(166,317)	(377,968)
Net increase (decrease) in capital share transactions	226,199	(2,232)

[1]	With the Plan of Reorganization with respect to the Securian AM Balanced Stabilization Fund, Instiutional Class shareholders received Instiutional Class shares of the newly formed Securian AM Balanced Stabilization Fund, effective as of the close of business on December 11, 2020. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

40

Securian AM Equity Stabilization Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2021[1]	For the Year Ended August 31, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$269,143	$849,329
Net realized gain (loss) on investments, purchased options contracts, written options contracts and futures contracts	2,715,752	(989,131)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, written options contracts and futures contracts	(346,634)	(1,015,706)
Net increase (decrease) in net assets resulting from operations	2,638,261	(1,155,508)

Distributions to Shareholders:
Distributions:
Institutional Class	(324,583)	(1,125,018)
Total distributions to shareholders	(324,583)	(1,125,018)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	799,473	6,918,555
Reinvestment of distributions:
Institutional Class	282,665	950,678
Cost of shares redeemed:
Institutional Class	(14,368,222)	(14,346,905)
Net decrease in net assets from capital transactions	(13,286,084)	(6,477,672)

Total decrease in net assets	(10,972,406)	(8,758,198)

Net Assets:
Beginning of period	31,067,670	39,825,868
End of period	$20,095,264	$31,067,670
Capital Share Transactions:
Shares sold:
Institutional Class	66,777	580,989
Shares reinvested:
Institutional Class	23,366	79,139
Shares redeemed:
Institutional Class	(1,229,397)	(1,220,467)
Net decrease in capital share transactions	(1,139,254)	(560,339)

[1]	With the Plan of Reorganization with respect to the Securian AM Equity Stabilization Fund, Instiutional Class shareholders received Instiutional Class shares of the newly formed Securian AM Equity Stabilization Fund, effective as of the close of business on December 11, 2020. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

41

Securian AM Real Asset Income Fund

FINANCIAL HIGHLIGHTS

Institutional Class1

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended August 31 ,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.49	$11.56	$11.35	$11.21	$11.27
Income from Investment Operations:
Net investment income[2]	0.24	0.19	0.25	0.23	0.21
Net realized and unrealized gain (loss)	2.57	(1.79)	0.41	0.27	(0.04)
Total from investment operations	2.81	(1.60)	0.66	0.50	0.17

Less Distributions:
From net investment income	(0.29)	(0.26)	(0.32)	(0.22)	(0.23)
From net realized gain	-	(0.21)	(0.13)	(0.14)	-
Total distributions	(0.29)	(0.47)	(0.45)	(0.36)	(0.23)
Net asset value, end of period	$12.01	$9.49	$11.56	$11.35	$11.21

Total return[3]	30.05%	(14.25)%	6.32%	4.61%	1.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$81,712	$67,950	$83,697	$81,388	$86,513

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.15%	1.06%	1.02%	1.06%	1.07%
After fees waived and expenses absorbed	0.90%[4]	0.75%	0.75%	0.82%[5]	0.95%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.03%	1.57%	1.95%	2.02%	1.83%
After fees waived and expenses absorbed	2.28%	1.88%	2.22%	2.26%	1.95%

Portfolio turnover rate	44%	50%	46%	56%	74%

[1]	Financial information from September 1, 2015 through December 11, 2020 is for the Securian Real Asset Income Fund, which was reorganized into the newly formed Securian AM Real Asset Income Fund as of the close of business on December 11, 2020. See Note 1 in the accompanying Notes to Financial Statements.
[2]	Calculated based on average shares outstanding for the period.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption shares.
[4]	Effective December 12, 2020, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.95%. Prior to December 12, 2020, the annual fund operating expense limitation was 0.75%.
[5]	Effective December 29, 2017, the Advisor had contractually agreed to limit the annual fund operating expenses to 0.75%. Prior to December 29, 2017, the annual fund operating expense limitation was 0.95%.

See accompanying Notes to Financial Statements.

42

Securian AM Balanced Stabilization Fund

FINANCIAL HIGHLIGHTS

Institutional Class1

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended August 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.15	$12.70	$12.72	$11.95	$10.81
Income from Investment Operations:
Net investment income[2,3]	0.12	0.25	0.24	0.23	0.19
Net realized and unrealized gain	1.94	1.59	0.28	1.36	1.12
Total from investment operations	2.06	1.84	0.52	1.59	1.31

Less Distributions:
From net investment income	(0.15)	(0.35)	(0.17)	(0.20)	(0.17)
From net realized gain	(0.54)	(0.04)	(0.37)	(0.62)	-
Total distributions	(0.69)	(0.39)	(0.54)	(0.82)	(0.17)
Net asset value, end of period	$15.52	$14.15	$12.70	$12.72	$11.95

Total return[4]	15.16%	14.76%	4.54%	13.74%	12.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$76,347	$66,439	$59,665	$41,724	$35,683

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	1.01%[6]	0.90%	1.03%	1.19%	1.36%
After fees waived and expenses absorbed[5]	0.85%[6,7]	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[3]	0.66%	1.55%	1.67%	1.20%	0.87%
After fees waived and expenses absorbed[3]	0.82%	1.90%	2.15%	1.84%	1.68%
Portfolio turnover rate	0%	6%	1%	7%	0%

[1]	Financial information from September 28, 2015 through December 11, 2020 is for the Securian AM Balanced Stabilization Fund, which was reorganized into the newly formed Securian AM Balanced Stabilization Fund as of the close of business on December 11, 2020. See Note 1 in the accompanying Notes to Financial Statements.
[2]	Calculated based on average shares outstanding for the period.
[3]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption shares.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	If interest expense had been excluded, the expense ratio would have been lowered by 0.01% for the year ended August 31, 2021.
[7]	Effective December 12, 2020, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.95%. Prior to December 12, 2020, the annual fund operating expense limitation was 0.55%.

See accompanying Notes to Financial Statements.

43

Securian AM Equity Stabilization Fund

FINANCIAL HIGHLIGHTS

Institutional Class1

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended August 31 ,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.59	$12.29	$12.33	$11.62	$10.85

Income from Investment Operations:
Net investment income[2,3]	0.15	0.29	0.24	0.22	0.23
Net realized and unrealized gain (loss)	1.48	(0.62)	0.14	0.67	0.77
Total from investment operations	1.63	(0.33)	0.38	0.89	1.00

Less Distributions:
From net investment income	(0.18)	(0.37)	(0.19)	(0.18)	(0.23)
From net realized gain	-	-	(0.23)	-	-
Total distributions	(0.18)	(0.37)	(0.42)	(0.18)	(0.23)
Net asset value, end of period	$13.04	$11.59	$12.29	$12.33	$11.62

Total return[4]	14.19%	(2.76)%	3.32%	7.69%	9.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,095	$31,068	$39,826	$37,981	$44,437

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	1.55%	1.13%	1.14%	1.15%	1.22%
After fees waived and expenses absorbed[5]	0.81%[6]	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[3]	0.49%	1.69%	1.45%	1.13%	1.48%
After fees waived and expenses absorbed[3]	1.23%	2.27%	2.04%	1.73%	2.15%
Portfolio turnover rate	0%	17%	8%	12%	0%

[1]	Financial information from September 28, 2015 through December 11, 2020 is for the Securian AM Equity Stabilization Fund, which was reorganized into the newly formed Securian AM Equity Stabilization Fund as of the close of business on December 11, 2020. See Note 1 in the accompanying Notes to Financial Statements.
[2]	Calculated based on average shares outstanding for the period.
[3]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption shares.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Effective December 12, 2020, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.95%. Prior to December 12, 2020, the annual fund operating expense limitation was 0.55%.

See accompanying Notes to Financial Statements.

44

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS

August 31, 2021

Note 1 – Organization

Securian AM Real Asset Income Fund (“Real Asset Income” or “Real Asset Income Fund”), Securian AM Balanced Stabilization Fund (“Balanced Stabilization” or “Balanced Stabilization Fund”), and Securian AM Equity Stabilization Fund (“Equity Stabilization” or “Equity Stabilization Fund”) (collectively referred to as the “Funds”) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is classified as a diversified fund.

The Real Asset Income Fund seeks above average income and long-term growth of capital, with reduced volatility compared to broader equity markets, as a secondary objective. The Real Asset Income Fund commenced investment operations on December 14, 2020 with Institutional Class shares. Prior to that date, the Real Asset Income Fund acquired the assets and assumed the liabilities of the Securian AM Real Asset Income Fund (the "Securian AM Real Asset Income Predecessor Fund"), a series of Managed Portfolio Series Trust, which offered one class of shares, Institutional Class shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board at a Board meeting held on September 16-17, 2020, by the Managed Portfolio Series Trust on August 18, 2020, and by beneficial owners of the Securian AM Real Asset Income Predecessor Fund on December 7, 2020. The tax-free reorganization was accomplished on December 11, 2020. As a result of the reorganization, the Real Asset Income Fund assumed the performance and accounting history of the Securian AM Real Asset Income Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Securian AM Real Asset Income Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Securian AM Real Asset Income Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Institutional Class	7,217,248	$71,998,781

The net unrealized appreciation of investments transferred was $9,170,867 as of the date of the acquisition.

The Balanced Stabilization Fund seeks to maximize risk-adjusted returns within a balanced portfolio while using hedging techniques to target volatility of 10% or less over a full market cycle. The Balanced Stabilization Fund commenced investment operations on December 14, 2020 with Institutional Class shares. Prior to that date, the Balanced Stabilization Fund acquired the assets and assumed the liabilities of the Securian AM Balanced Stabilization Fund (the "Securian AM Balanced Stabilization Predecessor Fund"), a series of Managed Portfolio Series Trust, which offered one class of shares, Institutional Class shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board at a Board meeting held on September 16-17, 2020, by the Managed Portfolio Series Trust on August 18, 2020, and by beneficial owners of the Securian AM Balanced Stabilization Predecessor Fund on December 7, 2020. The tax-free reorganization was accomplished on December 11, 2020. As a result of the reorganization, the Balanced Stabilization Fund assumed the performance and accounting history of the Securian AM Balanced Stabilization Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Securian AM Balanced Stabilization Predecessor Fund.

45

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Securian AM Balanced Stabilization Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Institutional Class	4,878,155	$67,299,239

The net unrealized appreciation of investments transferred was $14,819,753 as of the date of the acquisition.

The Equity Stabilization Fund seeks to maximize risk-adjusted returns while using hedging techniques to target volatility of 10% or less over a full market cycle. The Equity Stabilization Fund commenced investment operations on December 14, 2020 with Institutional Class shares. Prior to that date, the Equity Stabilization Fund acquired the assets and assumed the liabilities of the Securian AM Equity Stabilization Fund (the "Securian AM Equity Stabilization Predecessor Fund"), a series of Managed Portfolio Series Trust, which offered one class of shares, Institutional Class shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board at a Board meeting held on September 16-17, 2020, by the Managed Portfolio Series Trust on August 18, 2020, and by beneficial owners of the Securian AM Equity Stabilization Predecessor Fund on December 7, 2020. The tax-free reorganization was accomplished on December 11, 2020. As a result of the reorganization, the Equity Stabilization Fund assumed the performance and accounting history of the Securian AM Equity Stabilization Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Securian AM Equity Stabilization Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Securian AM Equity Stabilization Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Institutional Class	1,938,674	$22,773,987

The net unrealized appreciation of investments transferred was $6,019,750 as of the date of the acquisition.

Each Fund currently offers two classes of shares: Class A Shares and Institutional Class Shares. Class A Shares are not currently available for purchase. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, “Financial Services – Investment Companies”, Topic 946 (ASC 946).

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

46

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s sub-advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not effect sales and redemptions of its shares.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares relative assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds has realized a gain or a loss on investment transactions. The Funds, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

47

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

(d) Exchange Traded Funds

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Funds will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in securities.

Each ETF in which the Funds invest is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(e) Master Limited Partnerships

A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters effecting the partnership.

The value of the Fund’s investments in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income with, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.

48

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

(f) Closed-End Funds

The Funds invest in shares of closed-end funds (“CEFs”). Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s). The closed-end funds in which the Funds will invest may be leveraged. As a result, the Funds may be exposed indirectly to leverage through investment in a closed-end fund. An investment in securities of a closed-end fund that uses leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

(g) Futures Contracts

The Funds may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Funds intend primarily to invest in short positions on U.S. Treasury Futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Funds may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Funds being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Funds.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

49

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

(h) Short Sales

The Funds and the CEFs held by the Funds may sell securities short. Short sales are transactions under which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(i) Unaffiliated Investment Companies

The Balanced Stabilization Fund invests a significant amount (47.9% of its net assets as of August 31, 2021) in the iShares Core S&P 500 ETF (“IVV”). The primary investment objective of IVV is to track the investment results of an index composed of large-capitalization U.S. equities. IVV’s fiscal year end is March 31. Per the annual report ended March 31, 2021, the net assets of the iShares Core S&P 500 ETF were $261.9 billion. IVV had a total return of 56.31%, expenses ratio of 0.03%, and net investment income ratio of 1.64%. A copy of the iShares Core S&P 500 ETF’s annual report can be found at www.ishares.com.

The Equity Stabilization Fund invests a significant amount (31.9% of its net assets as of August 31, 2021) in the iShares MSCI USA Min Vol Factor ETF (“USMV”). The primary investment objective of USMV is to track the investment results of an index composed of large-capitalization U.S. equities. USMV’s fiscal year end is July 31. Per the annual report ended July 31, 2021, the net assets of the iShares MSCI USA Min Vol Factor ETF were $28.5 billion. USMV had a total return of 22.23%, expenses ratio of 0.15%, and net investment income ratio of 1.59%. A copy of the iShares MSCI USA Min Vol Factor ETF’s annual report can be found at www.ishares.com.

(j) Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended August 31, 2021, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

50

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

(k) Distributions to Shareholders

The Funds will make dividend distributions of net investment income, if any, quarterly and net capital gains distributions, if any, at least annually, typically in December. Each Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(l) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

(m) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended August 31, 2018-2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Real Asset Income Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets, and the Balanced Stabilization and Equity Stabilization Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 0.70% of the Funds’ average daily net assets. The Advisor engages Securian Asset Management, Inc. (the “Sub-Advisor”) to manage the Funds and pays the Sub-Advisor from its advisory fees. Prior to the close of business on December 11, 2020, investment advisory services were provided to the Funds by Securian Asset Management, Inc. (the “Previous Advisor”), which received investment management fees for their services pursuant to the terms of the investment advisory agreements for the Funds. The investment advisory fees, which were computed and accrued daily and paid monthly, at an annual rate of 0.75%, 0.55%, and 0.55%, respectively, of the Real Asset Income Fund, Balanced Stabilization Fund, and Equity Stabilization Fund’s average daily net assets.

51

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses of short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.20% and 0.95% of the Funds’ average daily net assets for Class A and Institutional Class shares, respectively. This agreement is in effect until December 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. Prior to the close of business on December 11, 2020, the Previous Advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses did not exceed 0.75%, 0.55%, and 0.55%, respectively, of the Real Asset Income Fund, Balanced Stabilization Fund, and Equity Stabilization Fund’s average daily net assets.

For the year ended August 31, 2021, the Advisor waived a portion of its advisory fees and absorbed other expenses totaling $120,044, $50,444, $103,721 for the Real Asset Income Fund, Balanced Stabilization Fund, and Equity Stabilization Fund, respectively. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than August 31, of the year stated below:

	Real Asset Income	Balanced Stabilization	Equity Stabilization
2024	$120,044	$50,444	$103,721
Total	$120,044	$50,444	$103,721

For the year ended August 31, 2021, the Previous Advisor waived a portion of its advisory fees and absorbed other expenses totaling $64,865 for Real Asset Income Fund, $60,328 for Balanced Stabilization Fund, and $57,108 for Equity Stabilization Fund. These amounts are not recoupable.

UMB Fund Services, Inc. (“UMBFS”), serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. Fees paid to UMBFS, MFAC and UMB Bank, n.a. are combined under Fund services fees on the Statements of Operations. For the period December 12, 2020 to August 31, 2021, the Real Asset Income Fund, Balanced Stabilization Fund and Equity Stabilization Fund paid Fund services fees of $125,462, $82,499 and 44,169, respectively.

52

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

Prior to the close of business on December 11, 2020, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBGFS”), served as the Funds’ fund accountant, transfer agent, and administrator, and U.S Bank, N.A. served as the Funds’ custodian. Fees paid to USBGFS and US Bank, N.A. are combined under Fund services fees on the Statements of Operations. For the period September 1, 2020 to December 11, 2020, the Real Asset Income Fund, Balanced Stabilization Fund and Equity Stabilization Fund paid USBGFS $32,877, $31,718 and $30,873, respectively, and US Bank, N.A. $5,416, $2,194 and $2,144, respectively.

The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended August 31, 2021 are reported on the Statements of Operations as Fund services fees.

Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services. Prior to the close of business on December 11, 2020, Quasar Distributors, LLC served as the Funds’ distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended August 31, 2021, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

For the period September 1, 2020 to December 11, 2020, the Real Asset Fund, Balanced Stabilization Fund, and Equity Stabilization Fund paid its Trustees who are not affiliated with the Funds $4,030, $4,030 and $4,030, respectively.

For the period December 12, 2020 to August 31, 2021, the Real Asset Fund, Balanced Stabilization Fund, and Equity Stabilization Fund paid its Trustees who are not affiliated with the Funds $9,499, $9,000 and $9,000, respectively.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. For the period December 12, 2020 to August 31, 2021, the Real Asset Fund, Balanced Stabilization Fund, and Equity Stabilization Fund paid the CCO $10,562, $10,562 and $7,562, respectively. Prior to the close of business on December 11, 2020, U.S. Bancorp Fund Services LLC (“USBFS”), served as the Funds’ CCO. For the period September 1, 2020 to December 11, 2020, the Real Asset Fund, Balanced Stabilization Fund, and Equity Stabilization Fund paid the CCO $3,264, $3,264 and $3,264, respectively. The Funds’ allocated fees incurred for CCO services for the year ended August 31, 2021 are reported on the Statements of Operations.

53

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

Note 4 – Federal Income Taxes

At August 31, 2021, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Real Asset Income Fund	Balanced Stabilization Fund	Equity Stabilization Fund
Cost of investments	$64,988,427	$54,729,906	$14,030,457
Gross unrealized appreciation	$18,784,211	$20,718,742	$5,974,926
Gross unrealized depreciation	(1,949,140)	-	-
Net unrealized appreciation on investments	$16,835,071	$20,718,742	$5,974,926

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
Real Asset Income Fund	$(141,908)	$141,908
Balanced Stabilization Fund	-	-
Equity Stabilization Fund	-	-

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Real Asset Income Fund	Balanced Stabilization Fund	Equity Stabilization Fund
Undistributed ordinary income	$135,767	$532,274	$-
Undistributed long-term gains	-	986,277	1,369,171
Tax accumulated earnings	135,767	1,518,551	1,369,171

Accumulated capital and other losses	(3,690,471)	-	-
Unrealized appreciation on investments	16,835,071	20,718,742	5,974,926
Unrealized deferred compensation	(345)	(344)	(325)
Total distributable earnings	$13,280,022	$22,236,949	$7,343,772

54

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

The tax character of distribution paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	Real Asset Income Fund		Balanced Stabilization Fund		Equity Stabilization Fund
Distribution paid from:	2021	2020	2021	2020	2021	2020
Ordinary income	$2,010,964	$2,266,932	$1,778,207	$1,703,596	$293,410	$1,125,018
Net long-term capital gains	-	1,083,780	1,466,004	103,580	31,173	-
Total distributions paid	$2,010,964	$3,350,712	$3,244,211	$1,807,176	$324,583	$1,125,018

At August 31, 2021, the Funds had accumulated capital loss carry forwards as follows:

Not Subject to Expiration
	ST	LT	Total

Real Asset Income Fund	$2,335,272	$1,355,199	$3,690,471
Balanced Stabilization Fund	-	-	-
Equity Stabilization Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

During the fiscal year ended August 31, 2021, the Equity Stabilization Fund utilized $857,854 and $394,498 of short-term and long-term non-expiring capital loss carryforwards, respectively.

Note 5 – Investment Transactions

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Real Asset Fund	$32,424,663	$34,888,678
Balanced Stabilization Fund	-	986,100
Equity Stabilization Fund	-	14,111,227

Note 6 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Funds to pay distribution fees for the sale and distribution of their Class A shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. Class A Shares are not currently available for purchase. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. The marketing agreement between the Advisor and HRC is not part of the Plan. The Advisor pays HRC out of its own resources and without additional cost to the Fund or its shareholders.

55

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

Prior to the close of business on December 11, 2020, the Funds did not have a Shareholder Serving Plan.

For the period December 12, 2020 to August 31, 2021, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

FASB Accounting Standard Codification, “Fair Value Measurement and Disclosures”, Topic 820 (ASC 820) Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

56

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2021, in valuing the Funds’ assets carried at fair value:

Real Asset Income Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Closed-End Funds	$470,635	$-	$-	$470,635
Common Stocks*
Other Common Stocks	14,773,572	-	-	14,773,572
REIT Common Stocks	42,878,287	-	-	42,878,287
Corporate Bonds*	-	211,625	-	211,625
Master Limited Partnerships*	7,740,732	-	-	7,740,732
Preferred Stocks*	8,388,727	-	-	8,388,727
U.S. Government Securities	-	6,947,042	-	6,947,042
Short-Term Investments	412,878	-	-	412,878
Total Investments	$74,664,831	$7,158,667	$-	$81,823,498

Balanced Stabilization Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Corporate Bonds*	$-	$12,499,514	$-	$12,499,514
Exchange-Traded Funds	42,755,121	-	-	42,755,121
U.S. Government Securities	-	3,425,191	-	3,425,191
Short-Term Investments	16,686,662	-	-	16,686,662
Total Investments	59,441,783	15,924,705	-	75,366,488
Purchased Options Contracts	82,160	-	-	82,160
Total Investments and Options	$59,523,943	$15,924,705	$-	$75,448,648

Other Financial Instruments***
Futures Contracts	$1,255,440	$-	$-	$1,255,440
Total Assets	$60,779,383	$15,924,705	$-	$76,704,088

Liabilities
Written Options Contracts	$23,384	$-	$-	$23,384
Total Liabilities	$23,384	$-	$-	$23,384

57

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

Equity Stabilization Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Exchange-Traded Funds	$17,951,301	$-	$-	$17,951,301
Short-Term Investments	2,032,242	-	-	2,032,242
Total Investments	19,983,543	-	-	19,983,543
Purchased Options Contracts	21,840	-	-	21,840
Total Investments and Options	$20,005,383	$-	$-	$20,005,383

Other Financial Instruments***
Futures Contracts	$184,470	$-	$-	$184,470
Total Assets	$20,189,853	$-	$-	$20,189,853

Liabilities
Written Options Contracts	$6,216	$-	$-	$6,216
Total Liabilities	$6,216	$-	$-	$6,216

*	For a detailed break-out of common stocks, corporate bonds, master limited partnerships, preferred stocks and REIT common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Funds did not hold any Level 3 securities at period end.
***	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Note 10 – Derivatives and Hedging Disclosures

FASB Accounting Standard Codification, “Derivative and Hedging”, Topic 815 (ASC 815) requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on each Fund’s financial position, performance and cash flows. The Funds invested in purchased option contracts, written option contracts, and futures contracts during the year ended August 31, 2021.

58

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

The effects of these derivative instruments on each Fund’s financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments as of August 31, 2021 by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statements of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Balanced Stabilization Fund	Purchased options contracts, at value	Equity contracts	$82,160	$-
	Written options contacts, at value	Equity contracts	-	23,384
	Unrealized appreciation/ depreciation on open futures contracts*	Equity contracts	1,255,440	-
Equity Stabilization Fund	Purchased options contracts, at value	Equity contracts	21,840	-
	Written options contacts, at value	Equity contracts	-	6,216
	Unrealized appreciation/ depreciation on open futures contracts*	Equity contracts	184,470	-

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Variation margin is presented on the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statements of Operations for the year ended August 31, 2021 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments
	Equity Contracts	Interest Rate Contracts	Total
Balanced Stabilization Fund
Purchased options contracts	$(777,882)	$-	$(777,882)
Written options contacts	386,040	-	386,040
Futures contracts	1,647,782	11,168	1,658,950
Equity Stabilization Fund
Purchased options contracts	(281,220)	-	(281,220)
Written options contacts	135,039	-	135,039
Futures contracts	(386,164)	-	(386,164)

59

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments
	Equity Contracts	Interest Rate Contracts	Total
Balanced Stabilization Fund
Purchased options contracts	$85,384	$-	$85,384
Written options contacts	(2,039)	-	(2,039)
Futures contracts	(68,223)	2,888	(65,335)
Equity Stabilization Fund
Purchased options contracts	56,842	-	56,842
Written options contacts	(5,479)	-	(5,479)
Futures contracts	85,013	-	85,013

The number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of August 31, 2021 are as follows:

	Purchased Options Contracts	Written Options Contracts	Long Futures Contracts
	Notional Amount	Notional Amount	Notional Amount
Balanced Stabilization Fund	$8,973,695	$8,258,415	$15,575,053
Equity Stabilization Fund	3,432,062	3,017,461	2,095,038

Note 11 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in the Funds. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.

Note 12 - Recently Issued Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

60

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2021

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated each Fund’s related events and transactions that occurred through the date of issuance of each Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in each Fund’s financial statements.

61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Securian Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Securian AM Real Asset Income Fund, Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2021, the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Securian AM Real Asset Income Fund	For the year ended August 31, 2021	For the year ended August 31, 2021	For the year ended August 31, 2021
Securian AM Balanced Stabilization Fund	For the year ended August 31, 2021	For the year ended August 31, 2021	For the year ended August 31, 2021
Securian AM Equity Stabilization Fund	For the year ended August 31, 2021	For the year ended August 31, 2021	For the year ended August 31, 2021

The statements of changes in net assets for the year ended August 31, 2020 and the financial highlights for each of the four years in the period ended August 31, 2020 were audited by other auditors, and in their opinion dated October 29, 2020 they expressed an unqualified opinion on said financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

62

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 29, 2021

63

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Real Asset Income, Balanced Stabilization and Equity Stabilization Funds designate income dividends of 20.05%, 40.86%, and 100.00%, respectively, as qualified dividend income paid during the year ended August 31, 2021.

Corporate Dividends Received Deduction

For the year ended August 31, 2021, 16.16% and 100.00% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Real Asset Income and Equity Stabilization Funds, respectively.

Long-Term Capital Gains Designation

For the year ended August 31, 2021, the Balanced Stabilization and Equity Stabilization Funds designates $1,466,004 and $31,173, respectively, as a 20% rate gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	7	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	7	361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

64

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	7	361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	7	Investment Managers Series Trust II, a registered investment company (includes 22 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	7	Investment Managers Series Trust II, a registered investment company (includes 22 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

65

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustee:
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	7	361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 - present); Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 - present); Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 - 2019).	N/A	N/A

66

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 53 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as the investment advisor to the Braddock Multi-Strategy Income Fund, Robinson Tax Advantaged Income Fund, Robinson Opportunistic Income Fund and West Loop Realty Fund which are offered in separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

67

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on June 16, 2021 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Securian AM Real Asset Income Fund

Securian AM Balanced Stabilization Fund

Securian AM Equity Stabilization Fund

The Board has appointed Liberty Street Advisors, Inc., the investment adviser to the Funds, as the program administrator (“Program Administrator”) and Securian Asset Management, Inc., the investment sub-adviser to the Funds, as the program sub-administrator (“Program Sub-Administrator”) for the Fund Program. The Program Administrator has delegated, subject to its oversight, the primary liquidity classification responsibility and certain reporting duties to the Sub-Administrator. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator, Program Sub-Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from December 12, 2020, through March 31, 2021 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions);
•	An overview of market liquidity for each Fund during the Program Reporting Period;
•	Each Fund’s ability to meet redemption requests;
•	Each Fund’s cash management;
•	Each Fund’s borrowing activity, if any, in order to meet redemption requests;
•	Each Fund’s compliance with the 15% limit of illiquid investments; and
•	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator and Program Sub-Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

68

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

69

Securian AM Funds

EXPENSE EXAMPLES

For the Six Months Ended August 31, 2021 (Unaudited)

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2021 to August 31, 2021.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Real Asset Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	3/1/21	8/31/21	3/1/21 – 8/31/21
Actual Performance	$ 1,000.00	$ 1,192.90	$ 5.25
Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.83

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

70

 Securian AM Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended August 31, 2021 (Unaudited)

Balanced Stabilization Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	3/1/21	8/31/21	3/1/21 – 8/31/21
Actual Performance	$ 1,000.00	$ 1,117.10	$ 5.08
Hypothetical (5% annual return before expenses)	1,000.00	1,020.40	4.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Equity Stabilization Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	3/1/21	8/31/21	3/1/21 – 8/31/21
Actual Performance	$ 1,000.00	$ 1,122.80	$ 5.07
Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver and expenses absorbed. Assumes all dividends and distributions were reinvested.

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Securian AM Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Liberty Street Advisors, Inc.

100 Wall Street, 20th Floor

New York, New York 10005

Sub-Advisor

Securian Asset Management, Inc.

400 Robert Street North

St Paul, Minnesota 55101

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Securian AM Real Asset Income Fund - Institutional Class	VSDIX	46143U799
Securian AM Balanced Stabilization Fund - Institutional Class	VVMIX	46143U773
Securian AM Equity Stabilization Fund - Institutional Class	VMEIX	46143U757

Privacy Principles of the Securian Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Securian AM Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (800) 207-7108 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding Mailings

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 207-7108.

Securian AM Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (800) 207-7108

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 866-933-9033

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Securian AM Funds	FYE 8/31/2021	FYE 8/31/2020*
Audit Fees	$48,000	$44,000
Audit-Related Fees	N/A	N/A
Tax Fees	$8,400	$13,000
All Other Fees	N/A	N/A
*	Fees billed by Cohen & Company, Ltd.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Securian AM Funds	FYE 8/31/2021	FYE 8/31/2020*
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
*	Fees billed by Cohen & Company, Ltd.

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Securian AM Funds
Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020*
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A
*	Fees billed by Cohen & Company, Ltd.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/9/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/9/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	11/9/2021